UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

HAN LOGISITICS, INC.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF HAN LOGISTICS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Han Logisitics, Inc.

Unit 19, 35/F, Tower 1

Millennium City 1, No. 338 Kwun Tong Road

Kwun Tong, Kowloon, Hong Kong

INFORMATION STATEMENT

(Definitive)

June 11, 2015

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Han Logistics, Inc.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Han Logistics, Inc., a Nevada corporation (the “Company ”), to notify the Stockholders that on May 19, 2015, the Company received a written consent in lieu of a meeting (the “Written Consent”) from the shareholders of Common Stock, par value $0.001 per share (“Common Stock”). One holder of Common Stock (the “Majority Stockholder”) submitted the Written Consent. The Majority Stockholder holds 8,813,225 shares of Common Stock, comprising 85% of all issued and outstanding Common Stock of the Company. The Majority Stockholder authorized the Company, at the discretion of the Board of Directors, to take the following action:

•

Change the name of the Company from “Han Logistics, Inc.” to “Eason Education Kingdom Holdings, Inc.” (the “Name Change”).

On May 19, 2015, the Board of Directors of the Company (“Board”) approved this action and recommended to the majority stockholders that they approve it.  On May 19, 2015, the Majority Stockholder approved the Name Change by written consent in lieu of a meeting in accordance with the Nevada Revised Statutes (“NRS”). Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change.

We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about June 11, 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

INTRODUCTION

Section 78.320 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. The NRS, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, we will mail the Notice of Stockholder Action by Written Consent on or about June 11, 2015. This Information Statement contains a brief summary of the material aspects of the Name Change approved by the Board of Han Logistics, Inc. (the “Company,” “we,” “our,” or “us ”) and the Majority Stockholder that holds a majority of the voting capital stock of the Company.

Common Stock

As of May 19, 2015, there were issued and outstanding 10,368,500 shares of Common Stock. Pursuant to Section 78.320 of the NRS, at least a majority of the voting equity of the Company, or at least 5,184,251 votes, is required to approve the Name Change, by written consent. The Majority Stockholder, who holds 8,813,225 shares of Common Stock (85% of the total class of Common Stock), has voted in favor of the Name Change, thereby satisfying the requirement under Section 78.320 of the NRS that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock, the total number of shares that the Majority Stockholder voted in favor of the Name Change, and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Common Stock that Voted in Favor of the Action	Percentage of the Voting Equity that Voted in Favor of the Action
Kin Hon Chu	8,813,225	8,813,225	85%
Total	8,813,225	8,813,225	85%

ACTION TO BE TAKEN

The Name Change will become effective on the date that we file Certificates of Amendment to the Company’s Articles of Incorporation, as amended, (the “Amendment(s)”), with the State of Nevada. We intend to file the Amendments with the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

NAME CHANGE

The Board of Directors and the Majority Stockholders of the Company have approved the filing of an amendment to our Articles of Incorporation to change the name of the Company from “Han Logistics, Inc.” to “Eason Education Kingdom Holdings, Inc.” in order to better reflect the Company’s operations and strategy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of May 19, 2015, of (i) each person known to us to beneficially own more than 5% of our stock, (ii) our directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group. As of May 19, 2015, there were a total of 10,368,500 shares of Common Stock issued and outstanding and issuable.

The column titled “Percentage Owned” shows the percentage of voting stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of May 19, 2015, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and the address of each of the stockholders listed below is: c/o Han Logistics, Inc. Unit 19, 35/F, Tower 1, Millennium City 1, No. 338 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong.

	Common Stock
	Number of Shares Owned (1)	Percentage Owned (1)
Name of Beneficial Owner
Kin Hon Chu (2)	8,813,225	85%
All officers and directors as a group (2 persons)	8,813,225	85%

_______________

(1) Applicable percentage of ownership is based on 10,368,500 shares of our Common Stock outstanding (as defined below) as of May 19, 2015. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our Common Stock issuable upon the exercise of stock options exercisable currently or within 60 days of May 19, 2015, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Mr. Chu is a Director of the Company.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2013;

(2)	Annual Report on Form 10-K for the fiscal year ended December 31, 2014;

You may request a copy of these filings, at no cost, by writing Han Logistics, Inc. Unit 19, 35/F, Tower 1, Millennium City 1, No. 338 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Han Logistics, Inc. Unit 19, 35/F, Tower 1, Millennium City 1, No. 338 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Kin Hon Chu

Director

/s/ Chen Kin Ning______________

Director

Dated: May 29, 2015